UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

REAVES UTILITY INCOME FUND

(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

Attn: J. Tison Cory

1290 Broadway, Suite 1100

Denver, CO 80203

720-917-0693

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2014

To the Shareholders of Reaves Utility Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Reaves Utility Income Fund (the “Trust”) will be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on May 2, 2014 at 10:00 a.m. (Mountain time), for the following purposes:

1.	To elect two (2) Trustees of the Trust, to be elected by the holders of the Trust’s Shares (“Shares”) (PROPOSAL 1); and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

  These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 3, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Jeremy O. May
President and
Chairman of the Board

March 18, 2014

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REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

MAY 2, 2014

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Reaves Utility Income Fund (the “Trust”) for use at the Annual Meeting of Shareholders of the Trust to be held on May 2, 2014 at 10:00 a.m. (Mountain time) at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof (the “Meeting”).

Internet Availability of Proxy Materials

The Trust is furnishing proxy materials to its shareholders on the Internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) tells you how to access and review the proxy materials and vote your shares via the Internet. If you would like to receive a paper copy of the Trust’s proxy materials free of charge, please follow the instructions in the Notice of Internet Availability. The Notice of Annual Meeting of Shareholders or the Proxy Statement with the accompanying proxy card are being mailed to shareholders on or about March 18, 2014.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Trust and officers and regular employees of DST Systems, Inc. (“DST”) (the Trust’s transfer agent), ALPS Fund Services, Inc. (“ALPS”) (the Trust’s administrator), and affiliates of DST, ALPS or other representatives of the Trust also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Trust shares. In addition, the Trust has engaged Boston Financial Data Services (“BFDS”) to assist in the proxy effort for the Trust. Under the terms of the engagement, BFDS will be providing a web site for the dissemination of these proxy materials and tabulation services.

THE TRUST’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2013, AND THE PROXY MATERIALS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE TRUST AT 800-644-5571 OR VIA THE INTERNET AT WWW.UTILITYINCOMEFUND.COM.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on March 3, 2014 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Trust has one class of capital stock (common shares) which is referred to herein as the Shares (the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held. As of the Record Date, there were 29,014,294 outstanding Shares.

The following tables shows the ownership of Shares by each of the Trustees, the Trustees and Officers of the Trust as a group and the persons or organizations known to the Trust to be holders of more than 5% of the Trust’s outstanding Shares.

Trustees
Name & Address[1]	Percentage of Shares Held[2]	Total Shares Owned[2]
Non-Interested Trustees
Mary K. Anstine	Less than 1%	1,334
Jeremy W. Deems	None	None
Michael F. Holland	Less than 1%	1,000
E. Wayne Nordberg	Less than 1%	6,439
Larry W. Papasan	Less than 1%	2,986
Interested Trustee
Jeremy O. May	Less than 1%	734
All Trustees and Executive Officers as a group	Less than 1%	12,820

5% or Greater Shareholders[3]
Name & Address	Percentage of	Total Shares
	Shares Held	Owned
Merrill Lynch
101 Hudson Street, 9th Floor	18.74%	5,358,117
Jersey City, NJ 07302

First Clearing LLC
One North Jefferson Avenue	10.97%	3,182,498
St. Louis, MO 63103

Morgan Stanley
Harbor Financial Center
Plaza 2, 3rd Floor	9.01%	2,614,353
Jersey City, NJ 07311

National Financial Services Corp.
200 Liberty Street One
Once World Financial Center	8.38%	2,430,579
New York, NY 10281

Charles Schwab & Co., Inc.
101 Montgomery Street	7.91%	2,295,292
San Francisco, CA 94101

(1)	The mailing address for each Trustee is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	The following table shows the Trustees’ and Executive Officers’ ownership of Shares as of December 31, 2013.
(3)	The following table shows 5% or greater shareholders’ holdings of Shares as of March 3, 2014.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT TWO (2) TRUSTEES OF THE TRUST

NOMINEES FOR THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) is divided into three classes, each class having a term of three years. Each year the term of office of one class of Trustees expires. Mary K. Anstine’s and Michael F. Holland’s terms will expire at the Meeting. Ms. Anstine and Mr. Holland have been nominated by the Board for a three-year term to expire at the Trust’s 2017 Annual Meeting of Shareholders or until his successors are duly elected and qualified.

At the December 12, 2013 Board Meeting, the Board approved the nomination of Ms. Anstine and Mr. Holland to stand for election as Trustees for three year terms, to expire at the Trust’s 2017 Annual Meeting of Shareholders, or until his successor is duly elected or qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to be named in this Proxy Statement and to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Nominee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warranted their consideration as a Trustee candidate to the Board of the Trust which is registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Mary K. Anstine – Ms. Anstine was President and Chief Executive Officer of HealthOne Alliance in Denver, Colorado from 1995 to 2004. Ms. Anstine has also served in various executive positions with several philanthropic organizations such as the AV Hunter Trust, Colorado Uplift Board, Denver Area Council of the Boy Scouts of America and Denver Area Council of the Girl Scouts of America. Prior to that, Ms. Anstine was an Executive Vice President of First Interstate Bank of Denver, Colorado and formerly a Director of Trust Bank of Colorado. In addition, Ms. Anstine served on the Executive Committee of the American Bankers Association. Ms. Anstine is Chairwoman and Trustee for the Westcore Funds and is also currently a Trustee of ALPS ETF Funds, Financial Investors Trust, and ALPS Variable Insurance Trust. Ms. Anstine has served as Trustee for the Trust since its inception. Ms. Anstine also serves as a member of the Audit Committee, Executive Committee and Nominating and Corporate Governance Committee. Ms. Anstine has further enhanced her experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board, in its judgment of Ms. Anstine’s professional experience in management and oversight of a variety corporate and non-profit organization and as Trustees of several other investment companies, believes Ms. Anstine contributes a seasoned perspective to the Board that warrants her continued selection as a nominee to be a Trustee.

Michael F. Holland – Mr. Holland is currently the Chairman of Holland & Company, an investment management firm, since 1995 and has over 40 years of experience in the financial services industry. Mr. Holland also currently serves as Chairman and Trustee of the State Street Master Funds, Director of the Holland Series Funds, Inc., and as Trustee of the Blackstone/GSO Senior Floating Rate Term Fund, the China Fund, Inc., and the Taiwan Fund, Inc. Mr. Holland began his career at J.P. Morgan in 1968 spending twelve years managing both equity and fixed income assets for major institutional clients and high net worth individuals. He also served as Chief Executive Officer of First Boston Asset Management in the early 1980’s and later served as Chairman of Salomon Brothers Asset Management. He has also been a General Partner of the Blackstone Group, Chief Executive Officer of Blackstone Alternative Asset Management and a former Vice Chairman of Oppenheimer & Co., Inc. Mr. Holland has served as Trustee for the Trust since its inception. Mr. Holland also serves as a member of the Audit Committee and Nominating and Corporate Governance Committee. Mr. Holland has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board, in its judgment of Mr. Holland’s professional experience in efficient and effective operations of an investment adviser and oversight of closed-end investment companies, believes Mr. Holland contributes a wealth of industry experience in investment company operations that warrants his continued selection as a nominee to be a Trustee.

Information About Each Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee to the Board of the Trust.

Jeremy W. Deems - Mr. Deems is currently Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC an investment management firm. Mr. Deems was formerly the Chief Financial Officer and Treasurer of Forward Management, LLC, an investment management firm, ReFlow Management Co., LLC, a liquidity resourcing company, and ReFlow Fund, LLC, a private investment fund. Mr. Deems was also Chief Financial Officer and Treasurer of Sutton Place Management, LLC, administrative services company, from 2004 and 2007. Prior to that, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems currently serves as Trustee of ALPS ETF Trust, Financial Investors Trust, and ALPS Variable Insurance Trust. In addition, Mr. Deems has earned a Certified Public Accountant license. Mr. Deems has been a Trustee since 2008 for the Trust. Mr. Deems also serves as a Chairman of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. Mr. Deems has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board, in its judgment of Mr. Deems’ professional experience in management and oversight of firms specializing in financial services and as Trustees of several other investment companies with diverse product lines, believes Mr. Deems contributes an extensive experience in investment company operations and accounting oversight to the Board.

Jeremy O. May - Mr. May joined ALPS in 1995 and is currently the President of ALPS and a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Each of these organizations specializes in the day-to-day operations associated with both open- and closed-end investment companies, exchange-traded funds and hedge funds. Mr. May is currently Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, each a closed-end investment company. Mr. May is also a member of the Board of Directors and the Vice Chairman of the University of Colorado Foundation. Mr. May has served as Treasurer for the Financial Investors Trust since 1997 and the ALPS Variable Insurance Trust since its inception in 2000. Mr. May is an interested trustee and therefore does not serve as a member of the Audit Committee or the Nominating and Corporate Governance Committee. However, Mr. May is a member of the Executive Committee. Mr. May has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board, in its judgment of Mr. May’s long-term professional experience with operating closed-end investment companies, believes Mr. May contributes a depth of knowledge concerning day-to-day operations that facilitates the Board’s supervision.

E. Wayne Nordberg – Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm serving family offices, foundations, charities and pensions. He has over 50 years of experience in investment research and portfolio management. Mr. Nordberg also currently serves as a Director of Annaly Capital Management, Inc., the largest mortgage real estate investment trust listed on the New York Stock Exchange. In addition, he is also currently serving on the Board of Directors of PetroQuest Energy, Inc., an oil and gas exploration company. From 2003 to 2007, Mr. Nordberg was a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor. He also formerly served on the Board of Directors of Lord, Abbett & Co., a mutual fund family, from 1988 to 1998. Mr. Nordberg has served as Trustee since 2012. Mr. Nordberg also serves as a member of the Audit Committee, Executive Committee and Nominating and Corporate Governance Committee. The Board, in its judgment of Mr. Nordberg’s extensive experience in senior management positions with a variety of portfolio management firms and as a board director for a variety of companies, believes that Mr. Nordberg contributes a tenured perspective to the Board.

Larry W. Papasan – Mr. Papasan is currently a Trustee or Director of Mimedx, Inc. AxioMed Spine, Bio Medical Tissues Technologies, Bionova, Inc., and Spinex, Inc. each a medical services company. Mr. Papasan is also currently a Trustee or Director of SSR Engineering and Triumph Bankshares, Inc. Mr. Papasan was a former Trustee of First Funds mutual fund complex from 1992 to 2005, Chairman and President of Smith & Nephew, Inc. from 1991 to 2002 and President of Memphis Light Gas and Water Division during his 28 year tenure. Mr. Papasan has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s ongoing oversight of the Trust officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. Mr. Papasan has served as Trustee for the Trust since its inception. Mr. Papasan also serves as a member of the Audit Committee and the Nominating and Corporate Governance Committee. The Board, in its consideration of Mr. Papasan’s nearly 40 years of professional experience in a variety of senior management positions in a diverse group of industries at numerous stages of the corporate lifecycle, believes Mr. Papasan’s experiences complements the professional composition of the current Board.

Also, additional information regarding each Nominee’s and Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees for the past five years is provided in the table below.

Leadership Structure of the Board of Trustees

The Board, which has overall responsibility for the oversight of the Trust’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. May, the Chairman of the Board (“Chairman”), is not an Independent Trustee and the Trustees have not appointed a lead Independent Trustee. The Board believes that the use of an Interested Trustee as Chairman is the appropriate leadership structure for the Trust given (i) Mr. May’s role in the day to day operations of the Trust’s Administrator, (ii) the extent to which the work of the Board is conducted through the Audit Committee and Nominating and Corporate Governance Committee (each of whose meetings is chaired by an Independent Trustee) (iii) the frequency that Independent Trustees meet with their independent legal counsel and auditors in the absence of members of the Trust’s Board who are Interested Trustees of the Trust and management, (iv) relatively small size of the Board, and (v) the overall sophistication of the Independent Trustees, both individually and collectively. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Trust’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between Board meetings to generally act as the liaison between the Board and the Trust’s officers, attorneys and various other service providers, including but not limited to, the Trust’s investment adviser, administrator and other such third parties servicing the Trust. The Board believes that having an interested person serve as Chairman of the Board enables Mr. May to more effectively carry out these liaison activities. The Board also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Trust to set the agenda for Board meetings to ensure that important matters are brought promptly to the Board’s attention.

The Trust has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee, the Executive Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate

Governance Committee are each chaired by, and composed of, members who are Independent Trustees. The Executive Committee consists of two Independent Trustees and one Interested Trustee.

Oversight of Risk Management

The Trust is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risk that may affect the Trust can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Trust’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Trust to bear certain and undeniable risks, such as investment risk, in order for the Trust to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted on the Trust’s behalf a vigorous risk program that mandates the Trust’s various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Trust. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Trust’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Trust’s service providers, (2) makes known any material changes to the policies and procedures adopted by the Trust or its service providers since the CCO’s last report, and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Independent Trustees to effectively receive information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board, its various committees and certain officers of the Trust. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board has determined its leadership role concerning risk management, as one of oversight and not active management of the Trust’s day-to-day risk management operations.

ADDITIONAL INFORMATION ABOUT NOMINEES,

TRUSTEES AND OFFICERS

Set forth in the tables below are the Nominees for election to the Board of the Trust, existing Trustees and officers, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Non-Interested Nominees
Mary K. Anstine Trustee Age: 73	Since Inception***	Ms. Anstine is a Trustee of A.V. Hunter Trust and Director of the Colorado Uplift Board and Chairwoman of the Westcore Funds. Ms. Anstine was formerly the President/Chief Executive Officer of HealthONE Alliance (hospital group).	Ms. Anstine is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (31); ALPS Variable Insurance Trust (7); and Westcore Funds (12).
Michael F. Holland Trustee Age: 69	Since Inception***	Mr. Holland is Chairman of Holland & Company, an investment management company.	Mr. Holland is a Director of Blackstone/GSO Senior Floating Rate Term Fund (1), Holland Series Funds, Inc. (1); and Trustee of State Street Master Funds (5); China Fund, Inc. (1); and Taiwan Fund, Inc. (1).
Non-Interested Trustees
Jeremy W. Deems Trustee Age: 37	Since 2008**	Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	Mr. Deems is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (31); and ALPS Variable Insurance Trust (5).

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Non-Interested Trustees
E. Wayne Nordberg Trustee Age: 75	Since 2012*	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor.	Mr. Nordberg is a Director of Annaly Capital Management, Inc., a real estate investment trust and PetroQuest Energy, Inc., an oil and gas exploration company.
Larry W. Papasan Trustee Age: 73	Since Inception*	Mr. Papasan is currently a Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Bionova, Inc. and Spinez, Inc., each a medical services company, SSR Engineering, an engineering company, and Triumph Bank.	None
Interested Trustee
Jeremy O. May[3] Chairman, Trustee and President Age: 43	Chairman & Trustee Since 2009** President Since 2010	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director and Executive Vice President of ALPS Holdings Inc. (“AHI”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APS”) Because of his positions with ALPS, AHI, AAI, ADI and APS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and ALPS Variable Insurance Trust.	Mr. May is on the Board of Directors and Vice Chairman of the University of Colorado Foundation.

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Officers
J. Tison Cory Secretary Age: 45	Since 2008	Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver. Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Cory was formerly the Assistant Secretary for the RiverNorth Funds.	N/A
Jill A. Kerschen Treasurer Age: 38	Treasurer Since 2014 Assistant Treasurer 2013-2014	Ms. Kerschen joined ALPS in July 2013 and is currently a Fund Controller at ALPS. Ms. Kerschen is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kerschen also serves as Assistant Treasurer of the Westcore Funds. Ms. Kerschen was formerly a Senior Manager, Financial & Tax Reporting 2007-2013 at Great-West Financial.	N/A
Ted J. Uhl Chief Compliance Officer Age: 39	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently a Deputy Chief Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Drexel Hamilton Funds, Financial Investor Trust, and Transparent Value Trust.	N/A
(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)

The Trust commenced operations on February 24, 2004. The Trust’s Board is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

(3)	Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Trust’s sponsor.
(4)

The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee. The Trust is not affiliated or associated with any “Fund Complex,” as defined under the 1940 Act.

*	Term expires at the Trust’s 2015 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2016 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2017 Annual Meeting of Shareholders.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE

FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS

TRUSTEE

Set forth in the table below is the dollar range of equity securities held in the Trust by each of the Trust’s Trustees. Since the Trust is not affiliated or associated with any “Fund Complex,” as defined under the 1940 Act, the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee is not applicable to the Trust.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Trust1, [2]
Non-Interested Trustees
Mary K. Anstine	$10,001 - $50,000
Jeremy W. Deems	None
Michael F. Holland	$10,001 - $50,000
E. Wayne Nordberg	Over $100,000
Larry W. Papasan	$50,001 - $100,000
Interested Trustee
Jeremy O. May	$10,001 - $50,000

(1)

This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total shares outstanding.

Independent Trustee Transactions with Trust Affiliates

As of December 31, 2013, neither independent Trustees/Nominees (as such term is defined by the NYSE MKT LLC listing standards (“NYSE MKT”)) nor members of their immediate families owned securities, beneficially or of record, of the Reaves Asset Management (the “Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser. In addition, over the past five years, neither Nominee nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. Further, during each of the last two fiscal years, neither Nominee nor member of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

AUDIT COMMITTEE

The role of the Trust’s Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of Trust’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Trust’s compliance with legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Trust’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board on September 16, 2013. The Charter is available at the Funds’ website, www.utilityincomefund.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of shareholders. The independent accountants for the Trust report directly to the Audit Committee.

Based on the findings of the Board, the Board has determined that it has two “audit committee financial experts,” as defined in the rules promulgated by the SEC, and as required by the NYSE MKT listing standards; namely, Messrs. Deems and Holland.

The Audit Committee met two times during the fiscal year ended October 31, 2013. The Audit Committee is composed of all five of the Trust’s Independent Trustees (as such term is defined by the NYSE MKT listing standards); namely, Ms. Anstine and Messrs. Deems, Holland, Nordberg and Papasan. None of the members of the Audit Committee are “interested persons” of the Trust.

Audit Committee Report

At a meeting held on December 12, 2013, the Audit Committee reviewed and discussed with management of the Trust and the independent accountants, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Trust as of and for the fiscal year ended October 31, 2013, and discussed the audit of such financial statements with Deloitte.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountants the written disclosures and letters required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence) and discussed the relationships between Deloitte and the Trust and the impact that any such relationships might have on the objectivity and independence of Deloitte.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Trust’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Trust’s audited financial statements be included in the Trust’s Annual Report for the fiscal year ended October 31, 2013.

SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST’S BOARD OF TRUSTEES

Jeremy W. Deems, Chairman

Mary K. Anstine

Michael F. Holland

E. Wayne Nordberg

Larry W. Papasan

December 12, 2013

EXECUTIVE COMMITTEE

The Executive Committee meets periodically to take action, as authorized by the Board, if the Board cannot meet. Members of the Executive Committee are currently Ms. Anstine, Messrs. May and Nordberg. During the fiscal year ended October 31, 2013, the Executive Committee met once.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board has a Nominating and Corporate Governance Committee composed of all five Independent Trustees as such term is defined by the NYSE MKT listing standards; namely, Ms. Anstine and Messrs. Deems, Holland, Nordberg and Papasan. The Nominating and Corporate Governance Committee met once during the fiscal year ended October 31, 2013. None of the members of the Nominating and Corporate Governance Committee are “interested persons” of the Trust. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Trustees in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Trust, nor has it adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees.

The shareholder recommendation described above must be sent to the Trust’s Secretary c/o ALPS Fund Services, Inc. The Trust’s Nominating and Corporate Governance Committee has not adopted a charter. If a charter is adopted in the future, it will be available at the time on the Trust’s website www.utilityincomefund.com.

COMPENSATION COMMITTEE

The Trust does not have a compensation committee.

Other Board Related Matters

The Trust does not require Trustees to attend the Meeting. No Trustees attended the Trust’s Annual Meeting of Shareholders in 2013.

The following table sets forth certain information regarding the compensation of the Trust’s Trustees for the fiscal year ended October 31, 2013.

Name of Person and Position	Aggregate Compensation Paid From the Trust*
Non-Interested Trustees
Mary K. Anstine,
Trustee	$22,000
Jeremy W. Deems,
Trustee	$24,000
Michael F. Holland,
Trustee	$22,000
E. Wayne Nordberg
Trustee	$22,000
Larry Papasan,
Trustee	$22,000
Interested Trustee
Jeremy O. May,	None
Chairman of the Board and Trustee

*	Represents the total compensation paid to such persons during the fiscal year ended October 31, 2013 by the Trust. The Trust is not a member or affiliate of any Fund Complex.

The Trust pays each Independent Trustee not affiliated with ALPS or Adviser or their affiliates, a quarterly retainer of $3,500 per year plus $2,000 per meeting attended in person and by telephone, together with the Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings. Mr. Deems as the Audit Committee Chairman receives an additional per meeting fee equal to $500 per meeting attended in person and by telephone due to the additional duties associated with his position on the Audit Committee. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to all Independent Trustees during the fiscal year ended October 31, 2013 amounted to $112,000. The Trust does not have a pension or retirement plan. Trustees and Officers of the Trust who are employed by ALPS or the Adviser receive no compensation or expense reimbursement from the Trust.

During the fiscal year ended October 31, 2013, the Trustees of the Trust met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he or she is a member.

REQUIRED VOTE

The election of each of the listed Nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touché LLP (“Deloitte”), 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending October 31, 2014. The Trust knows of no direct financial or material indirect financial interest of Deloitte in the Trust. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2013 and 2012 were $34,000 and $34,000, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above under “Audit Fees” for fiscal years 2013 and 2012 were $0 and $0, respectively.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning for fiscal years 2013 and 2012 were $3,390 and $3,300, respectively. These fees were for services for the review of federal and state income tax returns, December dividend distributions and compliance with Revenue Rule 89-91 of the Internal Revenue Code.

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte other than the services reported in above under Audit Fees, Audit-Related Fees and Tax Fees for fiscal years 2013 and 2012 were $0 and $0, respectively.

The Trust’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Deloitte to the Trust and all non-audit services to be provided by Deloitte to the Trust’s investment adviser and service providers controlling, controlled by or under common control with the Trust’s investment adviser (“affiliates”) that provide on-going services to the Trust (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the investment adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, tax services and all other services described above for which Deloitte billed the Trust fees for the fiscal years ended October 31, 2013 and October 31, 2012 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Reaves Asset Management is the Trust’s investment adviser, and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

ALPS Fund Services, Inc. is the Trust’s administrator, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trustees and Trust’s officers, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Trust’s Shares (“Covered Persons”), to file reports of ownership and changes in ownership with the SEC and the NYSE MKT and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations from all Covered Persons, the Trust believes that during fiscal year 2013, all Section 16(a) filing requirements applicable for Covered Persons were complied with.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each Nominee by the holders entitled to vote for a particular Nominee is necessary for the election of a Nominee.

For the purpose of electing Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust’s Semi-Annual Report dated April 30, 2014.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders may mail written communications to the Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Trust or is ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Trust’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2014 should have been received by the Secretary of the Trust no later than December 31, 2013. In addition, pursuant to the Trust’s By-Laws, a shareholder is required to give to the Trust notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2015 annual meeting no earlier than December 2, 2014 and no later than January 2, 2015. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Trust may solicit proxies in connection with the 2014 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Trust does not receive notice in accordance with the aforementioned dates. Timely submission of a proposal does not guarantee that such proposal will be included.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders who share the same address and last name may receive only one copy of the proxy materials unless BFDS, in the case of shareholders of record, or such shareholder’s broker, bank or nominee, in the case of shareholders whose shares are held in street name, has received contrary instructions. This practice, known as “householding,” is designed to reduce printing and mailing costs. Shareholders desiring to discontinue householding and receive a separate copy of the proxy materials, may (1) if their shares are held in street name, notify their broker, bank or nominee or (2) if they are shareholders of record, direct a written request to BFDS.

IF VOTING BY MAIL, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Proxy Tabulator P.O. Box 859232 Braintree MA 02185-9919	Your Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/reaves. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone
Please call us toll free at 1-800-830-3542 and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail
Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Remember to sign and date the proxy card below.	PROXY TABULATOR PO BOX 55909
Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.	BOSTON MA 02205-9100

REAVES UTILITY INCOME FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.	To Elect (2) Trustees of the Trust:	For Nominee	Withhold Authority
Common Shares

	1a) Mary K. Anstine	☐	☐

	1b) Michael F. Holland	☐	☐

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:

Co-owner:

Date:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.2voteproxy.com/reaves

REAVES UTILITY INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill A. Kerschen and J. Tison Cory, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Friday, May 2, 2014 at 10:00 a.m., Mountain time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Trust as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.